                                                                     EXHIBIT 1.1

                                  $600,000,000
                                     AMERCO
                                MEDIUM-TERM NOTES


                             DISTRIBUTION AGREEMENT


                                                              September 10, 1996


Lehman Brothers, Inc.
Chase Securities Inc.
Citicorp Securities, Inc.
Morgan Stanley & Co. Incorporated
NationsBanc Capital Markets, Inc.
Salomon Brothers Inc
  as Agents

c/o      Lehman Brothers, Inc.
         3 World Financial Center
         New York, New York  10285

Ladies and Gentlemen:

         AMERCO, a Nevada corporation (the "Company"), confirms its agreement with each of you (individually, an "Agent" and, collectively, the "Agents") with respect to the issuance and sale by the Company of up to an aggregate of $600,000,000 in gross proceeds of its Medium-Term Notes (the "Notes"). The Notes are to be issued from time to time pursuant to an indenture, dated as of September 10, 1996 (as it may be supplemented or amended from time to time, the "Indenture"), between the Company and The First National Bank of Chicago, as trustee (the "Trustee").

         The Notes shall have the maturity ranges, applicable interest rates or interest rate formulas, specified currency, issue price, redemption and repayment provisions and other terms set forth in the Prospectus referred to in
Section 1(a), as it may be amended or supplemented from time to time, including any supplement providing for the interest rate, maturity and other terms of any Note (a "Pricing Supplement"). The Notes will be issued, and the terms thereof established, from time to time, by the Company in accordance with the Indenture and the Procedures (as defined in Section 2(f)). This Agreement shall only apply to sales of the Notes and not to sales of any other securities or evidence of indebtedness of the Company and shall apply only on the specific terms set forth herein.

         Subject to the terms and conditions of this Agreement and to the reservation by the Company of the right to sell its Notes directly on its own behalf, and to designate and select additional agents in accordance with Section 2(a), the Company hereby (i) appoints each of the Agents as the agent of the Company during each Marketing Period (as defined in Section 1(b)) for the purpose of soliciting and receiving offers to purchase Notes from the Company and (ii) agrees that whenever the Company determines to sell Notes directly to an Agent as principal it will enter into a separate agreement (each a "Purchase Agreement"). Each such Purchase Agreement, whether oral (and confirmed in writing in
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                                                                               2


accordance with Section 2(e)) or in writing, shall be with respect to such information (as applicable) as specified in Exhibit C, relating to such sale in accordance with Section 2(e).

         1. Representations and Warranties of the Company. The Company represents and warrants to each Agent as of the date of this Agreement, as of the Closing Date (defined herein) and as of the times referred to in Sections 6(a) and 6(b) (the Closing Date and each such time being hereinafter sometimes referred to as a "Representation Date"), as follows:

         (a) A registration statement on Form S-3 (File No. 333-10119) with respect to the Notes has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") and (ii) been filed with the Commission under the Securities Act. Such registration statement has become effective under the Securities Act. If any post-effective amendment to such registration statement has been filed with the Commission prior to the Representation Date, the most recent such amendment has been declared effective by the Commission. Copies of such registration statement and any amendments thereto have been delivered by the Company to the Agents.

         As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; and "Effective Date" means the date of the Effective Time. As provided in
     Section 3(a), a prospectus supplement reflecting the terms of the Notes, the terms of the offering thereof and the other matters set forth therein has been prepared and will be filed pursuant to Rule 424 under the Securities Act ("Rule 424"). In addition, a preliminary prospectus supplement reflecting the terms of the Notes, the terms of the offering thereof, and the other matters set forth therein also may be prepared and filed pursuant to Rule 424. Such prospectus supplement, in the form filed on or after the date of this Agreement pursuant to Rule 424, is referred to in this Agreement as the "Prospectus Supplement", and any such preliminary prospectus supplement in the form filed after the date of this Agreement pursuant to Rule 424 is referred to as the "Preliminary Prospectus Supplement". Any prospectus accompanied by a Preliminary Prospectus Supplement is referred to in this Agreement, collectively with such Preliminary Prospectus Supplement, as a "Preliminary Prospectus". The registration statement referred to in this Section 1(a), as amended at the time of the applicable Representation Date, including the exhibits thereto and the documents filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any exhibits thereto, that are incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act (the "Incorporated Documents"), is called the "Registration Statement"); and the basic prospectus included therein relating to all offerings of securities under the Registration Statement, as supplemented by the Prospectus Supplement or a Pricing Supplement, is called the "Prospectus", except that, if such basic prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424, the term "Prospectus" shall refer to the basic prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement, in either case including the Incorporated Documents. Any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual or interim report of the Company or other documents filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement. Notwithstanding the foregoing, any prospectus supplement prepared or filed with respect to an offering pursuant to the Registration Statement of securities other than the Notes shall not be deemed to have supplemented the Prospectus.

         The Commission has not issued any order suspending the effectiveness of the Registration Statement, and no stop order has been issued or threatened by the Commission.

         (b) The Registration Statement conformed, on the Effective Date or (with respect to Incorporated Documents) on the date of filing thereof with the Commission, in all material respects, to the requirements of the Securities Act and the Rules and Regulations, and the Registration Statement on the Effective Date did not contain and at the Time of Delivery will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and on each Representation Date and at all times during each period during which, in the opinion of counsel for the Agents, a prospectus relating to the Notes is required to be delivered under the Securities Act (each a "Marketing Period") and at the time of filing of the Prospectus pursuant to Rule 424(b), the Prospectus will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations, and the Prospectus on such date or at such times did not contain and at the Time of Delivery will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and on the Effective Date and the Closing Date, respectively, the Indenture conformed and will conform in all material respects with the requirements of the Trust Indenture of 1939, as amended (the "Trust Indenture Act"), and the applicable rules and regulations thereunder; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Agent specifically for inclusion therein (which information shall be determined as set forth in Section 7(b)) or (ii) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act.

         (c) Price Waterhouse LLP, whose report is incorporated by reference in the Prospectus, are independent certified public accountants as required by the Securities Act. The financial statements and schedules (including the related notes and supporting schedules) included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial condition, results of operations and changes in financial condition of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in accordance with generally accepted accounting principles.

         (d) Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, with full power and authority (corporate and other) to own or lease its properties and conduct its business as described in the Prospectus and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it make such qualification necessary, except where the failure so to qualify would not have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole; and none of the subsidiaries of the Company, other than any so identified in Schedule I to this Agreement, is a "significant subsidiary," as such term is defined in Rule 405 of the Rules and Regulations under the Securities Act.

         (e) All of the issued shares of capital stock of each significant subsidiary (as such term is defined in Rule 405 of the Rules and Regulations under the Securities Act) of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

         (f) Each of this Agreement and each applicable Purchase Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company and is enforceable against the Company in accordance with its terms.

         (g) Except as described in or contemplated by the Prospectus, there has not been any material adverse change in, or adverse development which materially affects, the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole, from the date as of which information is given in the Prospectus.

         (h) Neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under its respective articles or certificate of incorporation or by-laws, or any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them is bound, or to which any of their properties is subject, where such violation or default would have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole. The execution and delivery, fulfillment and consummation of the transactions contemplated by this Agreement, each applicable Purchase Agreement, the Notes and the Indenture will not conflict with or constitute a breach of, or a default (with the passage of time or the giving of notice or otherwise) under, or result in the imposition of a lien on any properties of the Company or any of its subsidiaries, or an acceleration of indebtedness pursuant to, the articles or certificate of incorporation or by-laws of the Company or any of its subsidiaries, or any bond, debenture, note or any other evidence of indebtedness of any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them is bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, or any law, rule, administrative regulation, order or decree of any court or any governmental agency or body having jurisdiction over the Company, any of its subsidiaries or any of their respective properties. Except for the orders of the Commission declaring the Registration Statement effective under the Securities Act and permits and similar authorizations required under the securities or "Blue Sky" laws of certain jurisdictions, no consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with the consummation of the transactions contemplated by this Agreement, each applicable Purchase Agreement, the Notes and the Indenture.

         (i) Subsequent to the respective dates as of which information is given in the Registration Statement, any Preliminary Prospectus and Prospectus and prior to the Closing Date, neither the Company nor any of its subsidiaries has incurred or will have incurred any liabilities or obligations for borrowed money, direct or contingent, or entered into any transactions not in the ordinary course of business which would have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole.

         (j) The Company and each of its subsidiaries owns, or has valid rights to use in the manner currently used or proposed to be used, all items of real and personal property which are material and which they reasonably believe are necessary to the business of the Company and its subsidiaries taken as a whole (including without limitation all U-Haul Centers, manufacturing facilities, assembly facilities and service centers described or referred to in the Prospectus), free and clear of all liens, encumbrances and claims which may materially interfere with the use thereof or have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole.

         (k) Except as described in the Prospectus, there is no litigation or governmental proceeding to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject or which is pending or, to the knowledge of the Company, contemplated against the Company or any of its subsidiaries which might result in any material adverse change in the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole.

         (l) Neither the Company nor any of its subsidiaries is in violation of any law, ordinance, governmental rule or regulation or court decree to which it may be subject which might have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole.

         (m) All licenses, permits or registrations required for the business of the Company and each of its subsidiaries, as presently conducted and proposed to be conducted, under any federal, state or local laws, regulations or ordinances (including those related to consumer protection, protection of the environment and regulation of franchising) have been obtained or made, other than any such licenses, permits or registrations, the failure of which to obtain or make, either individually or in the aggregate, would not have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole, and each of the Company and its subsidiaries is in compliance with all such licenses, permits or registrations.

         (n) Except as disclosed in the Prospectus, the Company and its subsidiaries comply in all material respects with all Environmental Laws (as defined below), except to the extent that failure to comply with such Environmental Laws could not have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole. Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries is the subject of any pending or threatened federal, state or local investigation evaluating whether any remedial action by the Company or any of its subsidiaries is needed to respond to a release of any Hazardous Materials (as defined below) into the environment, resulting from the Company's or any of its subsidiaries' business properties or assets or is in contravention of any Environmental Law that could have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the

     Company and its subsidiaries taken as a whole. Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries has received any notice or claim, nor are there pending or threatened lawsuits against them, with respect to violations of any Environmental Law or in connection with any release of any Hazardous Material into the environment that, in the aggregate, if the subject of any unfavorable decision, ruling or finding, could have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole. As used herein, "Environmental Laws" means any federal, state or local law, regulation, permit, rule or order of any governmental authority, administrative body or court applicable to the Company's or any of its subsidiaries' business operations or the ownership or possession of any of their properties or assets relating to environmental matters, and "Hazardous Materials" means those substances that are regulated by or form the basis of liability under any Environmental Laws.

         (p) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include any securities owned or to be owned by such person among the securities registered pursuant to the Registration Statement, or, except as described in the Prospectus or in Schedule II to this Agreement, to require the Company to file any other registration under the Securities Act (other than a registration statement on Form S-8) with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

         (q) There are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been filed as exhibits to the Registration Statement.

         (r) No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, which is required to be described in the Prospectus and which is not so described.

         (s) The Company is not required to be registered, and is not regulated, as an "investment company" as such term is defined under the United States Investment Company Act of 1940, as amended, and the rules and regulations thereunder (collectively, the "Investment Company Act").

         (t) The Company is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba.

         (u) The Company has all of the requisite corporate power and authority to execute, issue and deliver the Notes and to incur and perform its obligations provided for therein; the Notes have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of this Agreement, any applicable Purchase Agreements and the Indenture and delivered to and paid for by the Agents as provided for in this Agreement, will have been duly executed, authenticated (assuming due authentication by the Trustee), issued and delivered and will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms; and the Notes conform in all material respects to the description thereof contained in the Prospectus.

         (v) The Company has all of the requisite corporate power and authority to execute and deliver the Indenture and to perform its obligations provided for therein; the Indenture has been duly authorized by the Company and has been duly qualified under the Trust Indenture Act, will be substantially in the form heretofore delivered to the Agents and, upon due execution and delivery by the Company, and assuming due execution and delivery by the Trustee, will constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms; and the Indenture conforms in all material respects to the description thereof contained in the Prospectus.

         2. Solicitations as Agent; Purchases as Principal.

         (a) Appointment. Subject to the terms and conditions of this Agreement, the Company hereby appoints each of the Agents as one of the exclusive agents of the Company (subject to the provisions of the following paragraph) for the purpose of soliciting or receiving offers to purchase the Notes from the Company by others. On the basis of the representations and warranties in this Agreement, but subject to the terms and conditions of this Agreement, each Agent agrees, as one of the exclusive agents of the Company (subject to the provisions of the following paragraph), to use its reasonable best efforts to solicit offers to purchase the Notes upon the terms and conditions set forth in the Prospectus. In connection therewith, each Agent will use the Prospectus (as amended or supplemented from time to time) in the form most recently furnished to such Agent by the Company and will solicit offers to purchase the Notes in accordance with the Securities Act, the Rules and Regulations and the applicable securities laws or regulations of any other applicable jurisdiction in which such Agent solicits offers to purchase any Note.

               The Company may, from time to time, solicit or accept offers to purchase Notes otherwise than through one of the Agents; provided, however, that so long as this Agreement shall remain in effect, the Company shall not, without the prior written consent of each Agent, solicit or accept offers to purchase Notes through any additional agent other than an Agent, unless such additional agent becomes a party to this Agreement or an agreement setting forth the same commissions and otherwise containing terms and conditions that are substantially the same as those then in effect under this Agreement; provided, further, that the Company expressly reserves the right to sell Notes directly to investors, in which case the Agents shall not receive any commission with respect to such sale. Each Agent also may purchase Notes from the Company as principal for purposes of resale, as more fully described in paragraph (e) of this Section.

         (b) Suspension of Solicitation. The Company reserves the right, in its sole discretion, to suspend solicitation of offers to purchase the Notes commencing at any time for any period of time or indefinitely. Upon receipt of at least one business day's prior written notice from the Company, the Agents shall suspend solicitation of offers to purchase Notes from the Company until such time as the Company has advised the Agents that such solicitation may be resumed. For the purpose of this Agreement, "business day" shall mean any day which is not a Saturday or Sunday and which is not a day on which The New York Stock Exchange, Inc. is closed for trading.

               Upon receipt of notice from the Company as contemplated by
     Section 3(a) or 3(j), each Agent shall suspend its solicitation of offers to purchase Notes until such time as the Company shall have furnished it with an amendment or supplement to the Registration Statement or the Prospectus, as the case may be, contemplated by Section 3(a) or 3(j) and shall have advised such Agent that such solicitation may be resumed.

         (c) Agent's Commission. Promptly upon the closing of the sale of any Notes sold by the Company as a result of a solicitation made by or offer to purchase received by an Agent, the Company agrees to pay such Agent a commission in the form of a discount or otherwise in accordance with the schedule relating to each series of Notes set forth in Exhibit A.

         (d) Solicitation of Offers. The Agents are authorized to solicit offers to purchase the Notes only in such denominations as are specified in the Prospectus at a purchase price as shall be specified by the Company. Each Agent shall communicate to the Company promptly, orally or in writing, each reasonable offer to purchase Notes received by it as an Agent. The Company shall have the sole right to accept offers to purchase the Notes and may reject any such offer in whole or in part. Each Agent shall have the right, in its discretion reasonably exercised without advising the Company, to reject any offer to purchase the Notes received by it, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein.

               In connection with the solicitation of offers to purchase Notes, the Agents are not authorized to provide to any person any written information relating to the Company other than the Prospectus and the Incorporated Documents. No Note which the Company has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for or sold by the Company until such Note shall have bene delivered to the purchaser thereof against payment by such purchaser.

         (e) Purchases as Principal. Each sale of Notes to any Agent as principal, for resale to one or more investors or to another broker-dealer (acting as principal for purposes of resale), shall be made in accordance with the terms of this Agreement and a Purchase Agreement whether oral (and confirmed in writing by such Agent and the Company) or in writing, which will provide for the sale of such Notes to, and the purchase thereof by, such Agent. A Purchase Agreement also may specify certain provisions relating to the reoffering of such Notes by such Agent. The commitment of any Agent to purchase Notes from the Company as principal shall be deemed to have been made on the basis of the representations and warranties of the Company contained in this Agreement and shall be subject to the terms and conditions of this Agreement. Each Purchase Agreement shall specify the principal amount and terms of the Notes to be purchased by an Agent, the time and date (each such time and date being referred to herein as a "Time of Delivery") and place of delivery of and payment for such Notes and such other information (as applicable) as is set forth in Exhibit C. The Company agrees that if any Agent purchases Notes as principal for resale such Agent shall receive such compensation, in the form of a discount or otherwise, as shall be indicated in the applicable Purchase Agreement or, if no compensation is indicated therein, a commission in accordance with Exhibit
     A. Any Agent may utilize a selling or dealer group in connection with the resale of such Notes. In addition, the Agents may offer the Notes they have purchased as principal to other broker-dealers. Any Agent may sell Notes to any broker-dealer at a discount and may reallow to any broker-dealer any portion of the discount payable. Such Purchase Agreement also shall specify any requirements for delivery of opinions of counsel, accountants' letters and officers' certificates pursuant to Section 5(m).

         (f) Administrative Procedures. Administrative procedures respecting the sale of Notes (the "Procedures") are set forth in Exhibit B and may be amended in writing from time to time by the Agents and the Company. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them in this Agreement and in the Procedures. The Procedures shall apply to all transactions contemplated hereunder, including sales of Notes to any Agent as principal pursuant to a Purchase Agreement, unless otherwise set forth in such Purchase Agreement.

         (g) Delivery of Documents. The documents required to be delivered by
     Section 5 shall be delivered at the offices of Milbank, Tweed, Hadley & McCloy, not later than 10:00 A.M., New York City time, on the date of this Agreement or at such later time as may be mutually agreed upon by the Company and the Agents, which in no event shall be later than the time at which the Agents commence solicitation of offers to purchase Notes hereunder (the "Closing Date").

         3. Covenants of the Company. The Company agrees:

         (a) To prepare the Prospectus in a form approved by the Agents and to file such Prospectus, including the Prospectus Supplement, (i) pursuant to Rule 424(b) within the time period prescribed by the Rules and Regulations; to notify the Agents, promptly after it receives notice, of the time when the Registration Statement or any amendment thereto becomes effective or promptly after the filing of any supplement or amendment to the Prospectus (other than any Incorporated Document or any amendment or supplement relating to an offering of securities other than the Notes or a Pricing Supplement) and to furnish the Agents with copies thereof; to notify the Agents, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Notes for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; to notify the Agents promptly of any downgrading in the rating accorded the Notes or any other debt securities of the Company, or any proposal to downgrade the rating of the Notes or any other debt securities of the Company, by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations under the Securities Act, or any public announcement that any such organization has under surveillance or review, with possible negative implications, its rating of the Notes or any of the Company's debt securities promptly after the Company learns of such downgrading, proposal to downgrade or public announcement; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain the withdrawal of such order;

         (b) To furnish promptly to each of the Agents and to counsel for the Agents a copy of the Registration Statement as originally filed with the Commission and each amendment thereto filed with the Commission, including in each case all exhibits filed therewith;

         (c) To furnish promptly to each of the Agents copies of the Registration Statement, including all exhibits thereto, any Preliminary Prospectus, the Prospectus and all amendments and supplements to such documents (including the Incorporated Documents), in each case as soon as available and in such quantities as are reasonably requested;

         (d) To file promptly with the Commission during any Marketing Period any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may be required by the Securities Act or in the reasonable judgment of the Company or the Agents or that may be requested by the Commission;

         (e) Prior to filing with the Commission during any Marketing Period any
     (i) amendment to the Registration Statement or supplement to the Prospectus required by the Rules and Regulations or (ii) any Prospectus required pursuant to Rule 424 (other than any Incorporated Document or any amendment or supplement relating to an offering of securities other than the Notes), and promptly after filing with the Commission any Incorporated Document or any amendment to any Incorporated Document, to furnish a copy thereof to the Agents and counsel for the Agents;

         (f) As soon as practicable, but not later than 18 months after the date of each acceptance by the Company of an offer to purchase Notes, to make generally available to its security holders and to the Agents an earnings statement of the Company and its subsidiaries conforming with the requirements of Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158), covering a period of at least 12 months beginning on the first day of the first fiscal quarter of the Company commencing after the later of (i) the effective date of the Registration Statement, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such acceptance and (iii) the date of the Company's most recent Annual Report on Form 10-K filed with the Commission prior to the date of such acceptance;

         (g) For a period expiring on the earlier of (i) five years after the applicable Representation Date and (ii) the last date on which any Note sold pursuant to this Agreement is outstanding, to furnish to the Agents copies of all materials furnished by the Company to its securityholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchanges upon which the securities of the Company may be listed pursuant to requirements of or agreements with such exchanges or to the Commission pursuant to the Exchange Act or the Rules and Regulations;

         (h) Promptly from time to time, to take such action as the Agents reasonably may request to qualify the Notes for offering and sale under the securities laws of such jurisdictions as the agents may request and to comply with such laws so as to permit the continuance of sales and dealing therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject;

         (i) Between the date of a Purchase Agreement and the date of delivery of the Notes with respect thereto, not to offer for sale, sell or cause to be offered for sale or sold, without the prior written consent of each Agent which is a party to such Purchase Agreement, any debt securities which are substantially similar to the Notes other than borrowings under your revolving credit agreements and lines of credit, the private placement of securities and issuances of your commercial paper; provided, however, that the foregoing covenant shall not apply to any sale and leaseback financing with respect to rental trucks, trailers and related equipment used by the Company in its operations;

         (j) If, during any Marketing Period, any event occurs as a result of which the Prospectus would include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend any Prospectus to comply with the Securities Act, promptly to require the Agents, by written notice, to suspend solicitation of purchases of the Notes; and, if the Company shall decide to amend or supplement the Registration Statement or any Prospectus, to advise the Agents promptly by telephone (with confirmation in writing) and to prepare and file with the Commission promptly an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance; provided, however, that if during the period referred to above any Agent shall own any Notes which it has purchased from the Company as principal with the intention of reselling them and the Agent has held such Notes for fewer than 180 days or the Company has accepted an offer to purchase Notes but the related settlement has not occurred, the Company shall promptly prepare and timely file with the Commission any amendment or supplement to the Registration Statement or any Prospectus that may be required by the Securities Act, in the judgment of the Company or the Agents, or requested by the Commission;

         (k) To prepare, with respect to any Notes to be sold through or to the Agents pursuant to this Agreement, a Pricing Supplement with respect to such Notes and to file such Pricing Supplement with the Commission pursuant to Rule 424 under the Securities Act, in each case within the applicable time period prescribed for such filing by the Rules and Regulations;

         (l) If it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, to provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department; and

         (m) To take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the Investment Company Act.


         4. Expenses. The Company agrees to pay or cause to be paid (A) all expenses (including any associated taxes) incurred in connection with the authorization, issuance, sale and delivery of the Notes to the several Agents,
(B) all fees and expenses (including, without limitation, fees and expenses of the Company's accountants and counsel and reasonable fees and expenses of counsel to the Agents) in connection with the preparation, printing, filing, delivery and shipping of the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), any Preliminary Prospectus, the Prospectus and any amendments or supplements thereto and any documents incorporated by reference into any of the foregoing and the printing, delivery and shipping of this Agreement and other underwriting documents, including, but not limited to, any required questionnaires, powers of attorney, Blue Sky Memoranda or legal investment surveys, (C) all filing fees and fees and expenses of counsel to the Agents incurred in connection with the qualification of the Notes under state securities laws as provided in Section 3(h), (D) the filing fee of the National Association of Securities Dealers, Inc., if any, and fees and expenses of counsel to the Agents in connection with any application to, and any review of the offering of the Notes conducted by, the National Association of Securities Dealers, Inc., including the preparation of materials therefor, (E) any applicable listing or other fees, (F) the cost and charges of the Trustee, any paying agent, any calculation agent, any exchange rate agent and any other agents appointed by the Company, and their respective counsels,
(G) any fees payable to rating agencies in connection with the rating of the Notes, (H) all advertising expenses in connection with the offering of the Notes incurred with the consent of the Company and (I) all other costs and expenses incident to the performance of its obligations hereunder.

         5. Conditions of the Agents' Obligations. The obligation of the Agents, as the agents of the Company, under this Agreement to solicit offers to purchase the Notes, the obligations of any person who has agreed to purchase Notes to make payment for and take delivery of Notes, and the obligation of any Agent to purchase Notes pursuant to any Purchase Agreement, is subject to the accuracy, on each Representation Date, of the representations and warranties of the Company contained in this Agreement, to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions of this Agreement, to the performance by the Company of its obligations under this Agreement and to each of the following additional terms and conditions:

         (a) The Prospectus as amended or supplemented (including the Pricing Supplement) with respect to the Notes shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 3(a) and 3(k); no stop order suspending the effectiveness of the Registration Statement or any part thereof nor any order directed to any document incorporated by reference in any Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or any Prospectus or otherwise shall have been complied with. No order suspending the sale of the Notes in any jurisdiction designated by the Agents pursuant to Section 3(h) shall have been issued, and no proceeding for that purpose shall have been initiated or threatened.

         (b) No Agent shall have discovered and disclosed to the Company that the Registration Statement or any Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Agents, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

         (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, each Purchase Agreement, if any, the Indenture, the Notes, the Registration Statement and each Prospectus, and all other legal matters relating to this Agreement and any Purchase Agreement, and the transactions contemplated hereby and thereby, shall be satisfactory in all material respects to counsel for the Agents, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

         (d) The Company shall have furnished to the Agents the opinion, addressed to the Agents, of Snell & Wilmer L.L.P., counsel for the Company, dated the Closing Date, to the effect that:

             (i) each of the Company, Oxford Life Insurance Company, an Arizona corporation, and Republic Western Insurance Company, an Arizona corporation, has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada or the State of Arizona, as the case may be, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus and to carry out the transactions contemplated hereunder, and each of the Nevada Subsidiaries (as hereinafter defined) is duly qualified to do business as a foreign corporation and is in good standing under the laws of the State of Arizona;

             (ii) the Company's authorized, issued and outstanding capital stock is as set forth in the Prospectus; the Notes conform to the description thereof contained in the Prospectus; and, if the Notes are to be listed on any securities exchange, authorization therefor has been given, subject to official notice of issuance and evidence of satisfactory distribution, or the Company has filed a preliminary listing application and all required supporting documents with respect to the Notes with such securities exchange and such counsel has no reason to believe that the Notes will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution;

             (iii) the Indenture has been duly authorized, executed and delivered by the Company and has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms, except that (a) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought; and the Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of this Agreement, any applicable Purchase Agreements and the Indenture and delivered to and paid for by the Agents pursuant to any applicable Purchase Agreement and this Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture, except that (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought;

             (iv) to the best knowledge of such counsel, there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters;

             (v) the Registration Statement has become effective under the Securities Act; any required filing of the Basic Prospectus, any Preliminary Prospectus and the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Prospectus (other than with respect to financial statements and other financial and statistical information, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Trust Indenture Act and the Rules and Regulations; and such counsel has no reason to believe that at the Effective Date the Registration Statement (other than with respect to financial statements and other financial and statistical information, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than with respect to financial statements and other financial and statistical information, as to which such counsel need express no opinion) at its date or at the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

             (vi) this Agreement and any applicable Purchase Agreements have been duly authorized, executed and delivered by the Company;

             (vii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein or in any applicable Purchase Agreements, except such as have been obtained under the Securities Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Notes by the Agents and such other approvals (specified in such opinion) as have been obtained;

             (viii) neither the execution and delivery of the Indenture or the issuance and sale of the Notes nor the consummation of any other of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof or of any applicable Purchase Agreements, will
         (a) conflict with the articles or certificate of incorporation or by-laws of the Company or any of its subsidiaries or (b) result in a violation of any judgment, order or decree known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries, except (with regard to clause (b)) for such violations as would not have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole;

             (ix) the Indenture and the Notes conform in all material respects to the descriptions thereof contained in the Prospectus;

             (x) an Arizona court would give effect to the choice of New York law in the Indenture; and

             (xi) the Company is not, and is not directly or indirectly controlled by, or acting on behalf of any person or entity which is, an "investment company" within the meaning of the Investment Company Act.

                    In rendering such opinion, such counsel may rely, (A) as to matters involving the application of laws of any jurisdiction other than the State of Arizona, the State of Nevada or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Agents, (B) as to matters involving the application of the laws of the State of Nevada, upon the opinion delivered pursuant to Section 5(e) and, (C) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. Such counsel may assume, for the purposes of such opinion and without investigation, that the substantive laws of the State of New York do not materially differ from the substantive laws of the State of Arizona, and such counsel need express no opinion as to the laws of New York or their applicability to the matters covered by such opinion. References to the Prospectus in this paragraph (d) include any supplements thereto at the Closing Date.

         (e) The Agents shall have received on the Closing Date an opinion, addressed to Snell & Wilmer L.L.P. and the Agents, of Lionel, Sawyer & Collins, counsel for the Company, dated the Closing Date, to the effect that:

             (i) each of the Company, Amerco Real Estate Company, a Nevada corporation, U-Haul International, Inc., a Nevada corporation, Ponderosa Holdings, Inc., a Nevada corporation, and U-Haul Leasing and Sales Co., a Nevada corporation (collectively, the "Nevada Subsidiaries"), has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus and to carry out the transactions contemplated hereunder and in the Prospectus;

             (ii) the Indenture has been duly authorized, executed and delivered by the Company and (assuming, in reliance upon the opinion delivered pursuant to Section 5(g), that the Indenture is a legal, valid and binding instrument enforceable against all parties thereto under the laws of New York) constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms, except that (a) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought; and the Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of this Agreement, any applicable Purchase Agreements and the Indenture and delivered to and paid for by the Agents pursuant to any applicable Purchase Agreement and this Agreement, will constitute legal, valid and binding obligations of the Company (assuming, in reliance upon the opinion delivered pursuant to Section 5(g), that each of the Notes is a legal, valid and binding instrument enforceable against all parties thereto under the laws of New York), except that (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought;

             (iii) no consent, approval, authorization or order of any court or governmental agency or body of the State of Nevada is required for the consummation of the transactions contemplated herein or in any applicable Purchase Agreements, except such as have been obtained under the Securities Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Notes by the Agents and such other approvals (specified in such opinion) as have been obtained;

             (iv) neither the execution and delivery of the Indenture or the issuance and sale of the Notes nor the consummation of any other of the transactions herein or therein contemplated nor the fulfillment of the terms hereof or thereof or of any applicable Purchase Agreements will conflict with, result in a breach or violation of or constitute a default under any law or the articles or certificate of incorporation or by-laws of the Company or any of the Nevada Subsidiaries or any bond, debenture, note or any other evidence of indebtedness of any indenture, mortgage, deed of trust or other material agreement or instrument known to such counsel and to which the Company or any of the Nevada Subsidiaries is a party or bound or any judgment, order or decree known to such counsel to be applicable to the Company or any of the Nevada Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of the Nevada Subsidiaries; and

             (v) A Nevada court would give effect to the choice of New York law in the Indenture.

                 As used therein, the phrase "known to counsel" shall mean only such actual knowledge as such counsel has obtained from consultation with attorneys presently in its firm from whom it has determined are likely, in the ordinary course of their respective duties, to have knowledge of the matters covered by such opinions. Except as expressly provided otherwise therein, it has not conducted any other investigation or review in connection with the opinions rendered therein, including without limitation a review of any of its files or the files of the Company or the Nevada Subsidiaries.

                 Such counsel may further assume information as to certain contacts between the jurisdictions of New York and the transactions contemplated by the Notes and the Indenture, including the following:

                        (a) substantial negotiations relating to such transactions have taken place in the State of New York,

                        (b) the Company is executing and delivering the Notes and the Indenture in New York in connection with the restructuring of certain of its indebtedness and for certain other lawful and authorized ends,

                        (c) the Company's financial advisor, as well as the external counsel representing the Agents in connection with such transactions, have their principal offices in the State of New York, and negotiations in connection with such transactions have taken place in certain of their offices, including such offices in New York, and

                        (d) many of the Agents are located in the State of New York.

             In rendering such opinion, such counsel may rely, (A) as to matters involving the application of laws of any jurisdiction other than the State of Nevada or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Agents,
     (B) as to matters involving the laws of the State of Arizona, upon the opinion delivered pursuant to Section 5(d), (C) as to matters involving the laws of the State of New York, upon the opinion delivered pursuant to
     Section 5(g) and, (D) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (e) include any supplements thereto at the Closing Date.

         (f) The Agents shall have received on the Closing Date an opinion, addressed to the Agents, of Gary V. Klinefelter, Secretary and General Counsel of the Company, dated the Closing Date, to the effect that:

             (i) each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business;

             (ii) all the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances;

             (iii) there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters;

             (iv) neither the execution and delivery of the Indenture or the issuance and sale of the Notes nor the consummation of any other of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof or of any applicable Purchase Agreements, will conflict with, result in a breach or violation of or constitute a default under any law or the articles or certificate of incorporation or by-laws of the Company or any of its subsidiaries or any bond, debenture, note or any other evidence of indebtedness of any indenture, mortgage, deed of trust or other material agreement or instrument and to which the Company or any of its subsidiaries is a party or bound or any judgment, order or decree to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries; and

             (v) to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Trust Indenture Act and the Rules and Regulations; and such counsel has no reason to believe that at the Effective Date the Registration Statement (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) at its date or at the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (g) The Agents shall have received from Milbank, Tweed, Hadley & McCloy, counsel for the Agents, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Notes, the Indenture, any applicable Purchase Agreements, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Agents may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

         (h) The Company shall have furnished to the Agents a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus, this Agreement and any applicable Purchase Agreements and that:

             (i) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

             (ii) no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

             (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

         (i) On the Closing Date, the Company shall furnish a letter addressed to the Agents, in form and substance satisfactory to the Agents, from Price Waterhouse LLP, independent public accountants, containing the statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information relating to the Company contained or incorporated by reference into the Registration Statement and the Prospectus.

         (j) Subsequent to dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been
     (i) any change in the capital stock (other than the contemplated repurchase of an aggregate of 6,052,928 shares of common stock from certain shareholders as described in the Prospectus) or long-term debt of the Company and its subsidiaries, taken as a whole, or (ii) any change in or affecting the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries, taken as a whole, which in any case referred to in clause (i) or (ii) above, in the judgment of the Agents, materially impairs the investment quality of the Notes.

         (k) Prior to such time, none of the following shall have occurred: (i) trading in the Company's Common Stock shall have been suspended by the Commission or the National Association of Securities Dealers Automated Quotation National Market System or any other national exchange on which such securities may be listed or trading in the Company's Series A 82% Preferred Stock shall have been suspended by the Commission or the New York Stock Exchange or any other national exchange on which such securities may be listed, or trading in securities generally on the New York Stock Exchange or the National Association of Securities Dealers Automated Quotation National Market System shall have been suspended or limited or minimum prices shall have been established on either such Exchange or Market System, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities, (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crises or (iv) any material adverse change in the existing financial, political or economic conditions in the United States, including any effect of international conditions on the financial markets in the United States, the effect of which is to make it, in the judgment of the Agents, impractical or inadvisable to proceed with the solicitation of offers to purchase the Notes or the purchase of the Notes from the Company as principal pursuant to the applicable Purchase Agreement, as the case may be.

         (l) Prior to such time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

         (m) Prior to the Closing Date, the Company shall have furnished to the Agents such further information, certificates and documents as the Agents may reasonably request.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel for the Agents.

         6. Additional Covenants of the Company. The Company covenants and agrees that:

         (a) Acceptance of Offer Affirms Representations and Warranties. Each acceptance by the Company of an offer for the purchase of Notes shall be deemed to be (i) an affirmation that the representations and warranties of the Company contained in this Agreement and in any certificate given to the Agents pursuant hereto are true and correct at the time of such acceptance and (ii) an undertaking that such representations and warranties will be true and correct at the time of delivery to the purchaser or his agent of the Notes relating to such acceptance as though made at and as of each such time (and such representations and warranties shall relate to the Registration Statement and the Prospectus as amended or supplemented at each such time).

         (b) Subsequent Delivery of Officers' Certificates. During each Marketing Period, each time that (i) the Registration Statement or any Prospectus shall be amended or supplemented (other than by (A) a Pricing Supplement providing solely for the interest rates or maturities of the Notes or the principal amount of Notes remaining to be sold or similar changes, (B) an amendment or supplement which relates exclusively to an offering of securities other than the Notes, or (C) except as set forth in
     (ii) and (iii) below, an amendment or supplement by the filing of an Incorporated Document), (ii) the Company files with the Commission an Annual Report on

     Form 10-K, a Quarterly Report on Form 10-Q or a Current Report on Form 8-K which contains financial information required to be set forth in or incorporated by reference into the Prospectus pursuant to Item 11 of Form S-3 under the Securities Act, (iii) the Agents reasonably request following the filing by the Company with the Commission of an Incorporated Document (other than as specified in the preceding clause (ii)), or (iv) the Company sells Notes to an Agent as principal and the applicable Purchase Agreement specifies the delivery of an officers' certificate under this Section 6(b) as a condition to the purchase of Notes pursuant to such Purchase Agreement, the Company shall, promptly following the delivery of any such amendment or supplement or the filing of such Annual Report, Quarterly Report or Current Report that is incorporated by reference into the Prospectus, or promptly following such request by the Agents, or concurrently with the Time of Delivery relating to such sale, furnish to the Agents a certificate as of the date of such delivery, filing or Time of Delivery relating to such sale or if such amendment, supplement or filing was not filed during a Marketing Period, on the first date of the next succeeding Marketing Period, representing that the statements contained in the certificate referred to in Section 5(h) which was last furnished to the Agents are true and correct at the time of such delivery or filing, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and each Prospectus as amended and supplemented to such time), or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 5(h), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

         (c) Subsequent Delivery of Legal Opinions. During each Marketing Period, each time that (i) the Registration Statement or any Prospectus shall be amended or supplemented (other than by (A) a Pricing Supplement providing solely for the interest rates or maturities of the Notes or the principal amount of Notes remaining to be sold or similar changes, (B) an amendment or supplement which relates exclusively to an offering of securities other than the Notes, or (C) except as set forth in (ii) and
     (iii) below, an amendment or supplement by the filing of an Incorporated Document), (ii) the Company files with the Commission an Annual Report on Form 10-K, a Quarterly Report on Form 10-Q or a Current Report on Form 8-K which contains financial information required to be set forth in or incorporated by reference into the Prospectus pursuant to Item 11 of Form S-3 under the Securities Act, (iii) the Agents reasonably request following the filing by the Company with the Commission of an Incorporated Document (other than as specified in the preceding clause (ii)), or (iv) the Company sells Notes to an Agent as principal and the applicable Purchase Agreement specifies the delivery of a legal opinion under this Section 6(c) as a condition to the purchase of Notes pursuant to such Purchase Agreement, the Company shall, promptly following the delivery of any such amendment or supplement or the filing of such Annual Report, Quarterly Report or Current Report that is incorporated by reference into the Prospectus, or promptly following such request by the Agents, or concurrently with the Time of Delivery relating to such sale, or if such amendment, supplement or filing was not filed during a Marketing Period, on the first day of the next succeeding Marketing Period, furnish the Agents and their counsel with the written opinions of counsel to the Company specified in Sections 5(d), 5(e) and 5(f), each addressed to the Agents and dated the date of delivery of such opinion, in form satisfactory to the Agents, to the same effect as the opinions referred to in Sections 5(d), 5(e) and 5(f), but modified, as necessary, to relate to the Registration Statement and each Prospectus as amended or supplemented to the time of delivery of such opinion; provided, however, that in lieu of such opinion, counsel may furnish the Agents with letters to the effect that the Agents may rely on prior opinions to the same extent as though they were dated the date of such letters authorizing reliance (except that statements in such prior opinions shall be deemed to relate to the Registration Statement and each Prospectus as amended or supplemented to the time of delivery of such letters authorizing reliance).

         (d) Subsequent Delivery of Accountants' Letters. During each Marketing Period, each time that (i) the Registration Statement or any Prospectus shall be amended or supplemented to include additional financial information (other than by (A) a Pricing Supplement providing solely for the interest rates or maturities of the Notes or the principal amount of Notes remaining to be sold or similar changes, (B) an amendment or supplement which relates exclusively to an offering of securities other than the Notes, or (C) except as set forth in (ii) and (iii) below, an amendment or supplement by the filing of an Incorporated Document), (ii) the Company files with the Commission an Annual Report on Form 10-K, a Quarterly Report on Form 10-Q or a Current Report on Form 8-K which contains financial information required to be set forth in or incorporated by reference into the Prospectus pursuant to Item 11 or Form S-3 under the Securities Act, (iii) the Agents reasonably request, following the filing by the Company with the Commission of an Incorporated Document (other than as specified in the preceding clause (ii)), or (iv) the Company sells Notes to an Agent as principal and the applicable Purchase Agreement specifies the delivery of letters under this Section 6(d) as a condition to the purchase of Notes pursuant to such Purchase Agreement, the Company shall cause Price Waterhouse LLP (or other independent accountants of the Company acceptable to the Agents) to furnish the Agents, promptly following the delivery of any such amendment or supplement or the filing of such Annual Report, Quarterly Report, or Current Report that is incorporated by reference into the Prospectus, or promptly following such request by the Agents, or concurrently with the Time of Delivery relating to such sale, or if such amendment, supplement or filing was not filed during a Marketing Period, on the first date of the next succeeding Marketing Period, letters, addressed as provided in Section 5(i) and dated the date of delivery of such letters, in form and substance reasonably satisfactory to the Agents, to the same effect as the letters referred to in Section 5(i) but modified to relate to the Registration Statement and each Prospectus, as amended and supplemented to the date of such letters, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company or other relevant corporation.

         (e) Opinion on Settlement Date. On any settlement date for the sale of Notes, the Company shall, if requested by the Agent that solicited or received the offer to purchase any Notes being delivered on such settlement date and agreed by the Company prior to its agreement to sell such Notes, furnish such Agent with written opinions of counsel to the Company, dated such settlement date, in form satisfactory to such Agent, to the effect set forth in sections 5(d), (e) and 5(f), but modified, as necessary, to relate to the Prospectus relating to the Notes to be delivered on such settlement date; provided, however, that in lieu of such opinion, such counsel may furnish the Agents with a letter to the effect that the Agents may rely on such prior opinion to the same extent as though it was dated such settlement date (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and such Prospectus as amended or supplemented to the time of delivery of such letter authorizing reliance).

         7. Indemnification and Contribution.

         (a) The Company shall indemnify and hold harmless each Agent, the directors, officers, employees and agents of each Agent and each person, if any, who controls any Agent within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes), to which that Agent, director, officer, employee, agent or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Agent in connection with, or relating in any manner to, the Notes or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Agent through its gross negligence or willful misconduct), and shall reimburse each Agent, the directors, officers, employees and agents of each Agent and each such controlling person for any legal or other expenses reasonably incurred by that Agent or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Agent specifically for inclusion therein (which information shall be determined as set forth in Section 7(b)); and provided, further, that as to any Preliminary Prospectus or supplement thereto this indemnity agreement shall not inure to the benefit of any Agent, the directors, officers, employees and agents of each Agent or any person controlling that Agent on account of any loss, claim, damage, liability or action arising from the sale of Notes to any person by that Agent if that Agent failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus or supplement thereto was corrected in that Prospectus, unless such failure resulted from non-compliance by the Company with Section 3(c). For purposes of the second proviso to the immediately preceding sentence, the term Prospectus shall not be deemed to include the documents incorporated by reference therein, and no Agent shall be obligated to send or give any supplement or amendment to any document incorporated by reference in a Preliminary Prospectus or supplement thereto or the Prospectus to any person other than a person to whom such Agent has delivered such incorporated documents in response to a written request therefor. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Agent or to any controlling person of that Agent.

         (b) Each Agent, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
     (i) any untrue statement or alleged untrue statement or a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of that Agent specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The Company acknowledges that the statements set forth in the last paragraph of the cover page and under the heading "Supplemental Plan of Distribution" in any preliminary Prospectus Supplement or the final Prospectus Supplement constitute the only information furnished in writing by or on behalf of the several Agents for inclusion in the documents referred to in the foregoing indemnity, and the Agents confirm that such statements are correct. The foregoing indemnity agreement is in addition to any liability which any Agent may otherwise have to the Company or any such director, officer or controlling person.

         (c) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, if a claim in respect thereof is to be made against the indemnifying party under this
     Section 7 the indemnified party shall notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Agents shall have the right to employ counsel to represent jointly the Agents and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Agents against the Company under this Section 7, if, in the reasonable judgment of the Agents, there are legal defenses available to them which are different from or in addition to those available to such indemnifying party (it being understood that the Company shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (other than local counsel which shall be engaged only for purposes of appearing with such counsel in such jurisdictions in which such firm of attorneys is not licensed to practice)), and in that event the fees and expenses of such separate counsel shall be paid by the Company. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent.

         (d) If the indemnification provided for in this Section 7 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein (other than by reason of the failure to give notice, as provided in the first section of Section 7(c)), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Agents on the other from the offering of the Notes or
     (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Agents on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and any Agent on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the sale of the Notes (before deducting expenses) received by the Company bear to the total commissions received by such Agent with respect to such offering. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or any Agent, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Agents agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in this Section 7(d). The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Notes sold through such Agent and distributed to the public was offered to the public exceeds the amount of any damages which such Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
     Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Agent's obligation to contribute as provided in this Section 7(d) are several and not joint.

         8. Status Of Each Agent. In soliciting offers to purchase the Notes from the Company pursuant to this Agreement (other than in respect of any Purchase Agreement), each Agent is acting individually and not jointly and is acting solely as agent for the Company and not as principal. Each Agent will make reasonable best efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes from the Company has been solicited by such Agent and accepted by the Company, but such Agent shall have no liability to the Company in the event any such purchase is not consummated for any reason. If the Company shall default in its obligations to deliver Notes to a purchaser whose offer the Company has accepted, the Company shall (i) hold the Agents harmless against any loss, claim or damage arising from or as a result of such default by the Company and, (ii) in particular, pay to the Agents any commission to which they would otherwise be entitled in connection with such sale.

         9. Termination. This Agreement may be terminated for any reason at any time by any party upon the giving of one day's written notice of such termination to the other parties hereto; provided, however, if such terminating party is an Agent, such termination shall be effective only with respect to such terminating party. In addition, the Company may terminate this Agreement in accordance with the preceding sentence with respect to any one or more of the Agents without terminating this Agreement with respect to all of the Agents. If, at the time of a termination, an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser has not occurred, the provisions of this Agreement shall remain in effect until such Notes are delivered. The agreements contained in Sections 2(c), 3(f), 3(g), 4, 7 and 8 and the representations and warranties of the Company in Section 1 shall survive the delivery of the Notes and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

         10. Sales of Notes Denominated in a Foreign Currency and Indexed Notes. If at any time the Company and any of the Agents shall determine to issue and sell Notes denominated in a currency or currency unit other than U.S. Dollars, which other currency may include a composite currency, or with respect to which an index is used to determine the amounts of payments of principal and any premium or interest, the Company and any such Agent shall execute and deliver an amendment hereto (a "Foreign Currency Amendment" or "Indexed Note Amendment", as the case may be) in the form attached hereto as Exhibit D. Such amendment shall establish, as appropriate, additions and modifications that shall apply to the sales, whether offered on an agency or principal basis, of the Notes covered thereby. The Agents are authorized to solicit offers to purchase Notes with respect to which an index is used to determine the amounts of principal and any premium and interest, and the Company shall agree to any sales of such Notes (whether offered on an agency or principal basis) only in a minimum aggregate amount of $2,500,000 or its equivalent.

         11. Notices. Except as otherwise provided herein, all notices and other communications provided pursuant to the terms of the Agreement shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication, which shall be confirmed. Notices to the Agents shall be directed to them as follows:

                 Lehman Brothers, Inc.
                 American Express Tower
                 3 World Financial Center
                 9th Floor
                 New York, New York  10285
                 Attention:  Medium Term Note Department
                 Telephone:  (212) 526-2040
                 Telecopier: (212) 528-1718

                 Chase Securities Inc.
                 270 Park Avenue
                 6th Floor
                 New York, New York  10017
                 Attention:  Medium Term Note Desk
                 Telephone:  (212) 834-4421
                 Telecopier: (212) 834-6170

                 Citicorp Securities, Inc.
                 399 Park Avenue
                 7th Floor
                 New York, New York  10043
                 Attention:  Chris Daifotis
                             Capital Markets Group
                 Telephone:  (212) 291-3481
                 Telecopier: (212) 291-3910

                 Morgan Stanley & Co. Incorporated
                 1585 Broadway
                 2nd Floor
                 New York, New York  10036
                 Attention:  Medium-Term Note Trading Desk, Carlos Cabrera
                 Telephone:  (212) 761-2000
                 Telecopier: (212) 761-8846

                 NationsBanc Capital Markets, Inc.
                 NC1-007-0701
                 MTN Product Development
                 100 N. Tryon Street
                 Charlotte, North Carolina  28255
                 Attention:  Lynn McConnell
                 Telephone:  (704) 386-6616
                 Telecopier: (704) 388-9939

                 Salomon Brothers Inc
                 Seven World Trade Center
                 32nd Floor
                 New York, New York  10048
                 Attention:  Medium Term Note Department
                 Telephone:  (212) 783-5897
                 Telecopier: (212) 783-2274

         Notices to the Company shall be directed to it as follows:

                 AMERCO
                 1325 Airmotive Way
                 Suite 100
                 Reno, Nevada  89502-3239
                 Telephone:   (702) 688-6300
                 Telecopier:  (702) 688-6338

         12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Agents and the Company and their respective successors and assigns. This Agreement is for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement also shall be deemed to be for the benefit of the directors, officers, employees and agents of any Agent and the person or persons, if any, who control any Agent within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Agents contained in Section 7(b) shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained in this Agreement. No purchaser of Notes shall be deemed to be a successor to an Agent solely by reason of such purchase.

         13. Certain Definitions. The word "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations under the Securities Act.

         14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York (without giving effect to the principles of choice of law).

         15. Counterparts. This Agreement may be executed in counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         16. Headings. The headings used in this Agreement are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         If the foregoing correctly sets forth our agreement, please indicate your acceptance of this Agreement in the space provided for that purpose below.


                                                  Very truly yours,

                                                  AMERCO


                                                  By:___________________________
                                                     Name:  Gary V. Klinefelter
                                                     Title: Secretary


CONFIRMED AND ACCEPTED,
as of the date first above written:

LEHMAN BROTHERS, INC.


By:___________________________
    Name:
    Title:


CHASE SECURITIES INC.


By:___________________________
    Name:
    Title:


CITICORP SECURITIES, INC.


By:___________________________
    Name:
    Title:


MORGAN STANLEY & CO. INC.


By:___________________________
    Name:
    Title:

NATIONSBANC CAPITAL MARKETS, INC.


By:___________________________
    Name:
    Title:


SALOMON BROTHERS INC


By:___________________________
    Name:
    Title:

                                                                      Schedule I


                       List of Significant Subsidiaries
                           pursuant to Section 1(d)


               U-Haul International, Inc - a Nevada Corporation

              Amerco Real Estate Company - a Nevada Corporation

            Oxford Life Insurance Company - an Arizona Corporation

         Republic Western Insurance Company - an Arizona Corporation

                                                                     Schedule II


                         List of Agreements to Register
                       Securities pursuant to Section 1(p)


1. Share Repurchase and Registration Rights Agreement, dated as of March 1, 1992, among AMERCO, Paul F. Shoen and PAFRAN, INC.

2. Share Repurchase and Registration Rights Agreement, dated as of May 1, 1992, among AMERCO, Sophia M. Shoen and SOPHMAR, INC.

3. Preferred Stock Purchase Agreement, dated August 30, 1996, between AMERCO and Blue Ridge Investments, L.L.C.

4. Registration Rights Agreement, dated as of August 30, 1996, between AMERCO and NationsBank Corporation.

                                                                       Exhibit A


                                     AMERCO
                                MEDIUM-TERM NOTES

                              SCHEDULE OF PAYMENTS

         The Company agrees to pay each Agent a commission equal to the following percentage of the aggregate U.S. dollar equivalent of the principal amount of Notes:


         9 months to less than 12 months                      0.125%
         12 months to less than 18 months                     0.150%
         18 months to less than 2 years                       0.200%
         2 years to less than 3 years                         0.250%
         3 years to less than 4 years                         0.350%
         4 years to less than 5 years                         0.450%
         5 years to less than 6 years                         0.500%
         6 years to less than 7 years                         0.550%
         7 years to less than 10 years                        0.600%
         10 years to less than 15 years                       0.625%
         15 years to less than 20 years                       0.650%
         20 years to 30 years                                 0.750%

                                                                       Exhibit B


                                     AMERCO
                                MEDIUM-TERM NOTES

                            ADMINISTRATIVE PROCEDURES

         Medium-Term Notes, due from nine months to 30 years from date of issue (the "Notes") may be offered on a continuing basis by AMERCO (the "Company"). Lehman Brothers Inc., Chase Securities Inc., Citicorp Securities, Inc., Morgan Stanley & Co. Incorporated, NationsBanc Capital Markets, Inc. and Salomon Brothers Inc, as agents (each an "Agent" and collectively, the "Agents"), have each agreed to use their reasonable best efforts to solicit offers to purchase the Notes. The Notes are being sold pursuant to a Distribution Agreement between the Company and the Agents dated September 10, 1996 (as it may be supplemented or amended from time to time, the "Distribution Agreement") to which these administrative procedures are attached as an exhibit. The Notes will be issued pursuant to an Indenture, dated as of September 10, 1996 (as it may be amended or supplemented from time to time, the "Indenture"), between the Company and The First National Bank of Chicago, as trustee (the "Trustee"). The Notes will rank equally with all other unsecured and unsubordinated indebtedness of the Company and will have been registered with the Securities and Exchange Commission (the "Commission"). Unless otherwise noted, terms not defined herein shall have the same meanings as in the Prospectus Supplement relating to the Notes (the "Prospectus") and in the Distribution Agreement. Special administrative procedures for Multi-Currency Notes and for Global Securities for Book-Entry Notes follow these administrative procedures.

         Administrative responsibilities, document control and record-keeping functions to be performed by the Company will be performed by its Treasury Department. Administrative procedures for the offering are explained below.

         REGISTRATION. Notes will be issued only in fully registered form as either a Book-Entry Note or a Certificated Note. Certificated Notes may be presented for registration of transfer or exchange at the New York office of the Trustee's designated agent.

         DENOMINATIONS. Unless otherwise indicated in the applicable Pricing Supplement, Notes will be issued and payable in U.S. dollars in denominations of $1,000 and any integral multiple thereof.

         INTEREST PAYMENTS. Interest on Fixed Rate Notes and Floating Rate Notes (each as defined in the Prospectus Supplement) shall accrue and be payable on terms specified in the Prospectus Supplement and the applicable Pricing Supplement.

         ACCEPTANCE AND REJECTION OF OFFERS. The Company shall have the sole right to accept offers to purchase Notes and may reject any such offer in whole or in part. Each Agent shall promptly communicate to the Company, orally or in writing, each reasonable offer to purchase Notes from the Company received by it other than those rejected by such Agent. Each Agent shall have the right, in its discretion reasonably exercised without advising the Company, to reject any offers in whole or in part.

         SETTLEMENT. The receipt of immediately available funds in U.S. Dollars by the Company in The City of New York in payment for a Note (less the applicable commission) and the authentication and issuance of such Note shall, with respect to such Note, constitute "Settlement." All offers accepted by the Company will be settled from one to three Business Days from the date of acceptance by the Company pursuant to the timetable for Settlement set forth below unless the Company and the purchaser agree to Settlement on a later date; provided, however, that the Company will so notify the Trustee of any such later date on or before the Business Day immediately prior to the Settlement date.

         SETTLEMENT PROCEDURES FOR CERTIFICATED NOTES. In the event of a purchase of Notes by an Agent, as principal, appropriate Settlement details will be set forth in the applicable Purchase Agreement to be entered into between such Agent and the Company pursuant to the Distribution Agreement. In the Event of the sale of a Multi-Currency Note or an Indexed Note, additional or different Settlement details may be set forth in the applicable Amendment to be entered into between the Agent and the Company pursuant to the Distribution Agreement.

         Settlement procedures with regard to each Certificated Note sold through each Agent shall be as follows:

         A. Such Agent will advise the Company by telex or facsimile of the following Settlement information:

     1.  Exact name in which the Note is to be registered (the "Registered
         Owner").

     2. Exact address of the Registered Owner and address for payment of principal and interest, if any.

     3.  Taxpayer identification number of the Registered Owner (if available).

     4. Principal amount of the Note (and, if multiple Notes are to be issued, denominations thereof).

     5.  Settlement date (Original Issue Date).

     6.  Stated Maturity.

     7.  Issue Price.

     8.  Trade Date.

     9. Specified Currency and whether the option to elect payments in a Specified Currency applies and if the Specified Currency is not U.S. Dollars, the authorized denominations.

     10. Interest rate:

         (a)  Fixed Rate Notes:
                i)   interest rate
               ii)   overdue rate, if any

         (b)  Floating Rate Notes:
                i)   Interest Rate Basis (e.g., Commercial Paper Rate)
               ii)   Initial Interest Rate
              iii)   Spread or Spread Multiplier, if any

               iv) Interest Reset Dates, Interest Reset Period and Interest Determination Dates
                v)   Index Maturity
               vi)   maximum and minimum interest rates, if any
              vii)   overdue rate, if any

         (c)  Indexed Notes:

              The applicable terms thereof.

     11. Interest Payment Date(s) and Regular Record Dates.

     12. Optional Interest Reset Dates, if any, and Subsequent Interest Periods, if any.

     13. Extension Periods, if any, and Final Maturity Dates, if any.

     14. The date on or after which the Notes are redeemable at the option of the Company or repurchasable by the Company at the option of the holder, and additional redemption or repurchase provisions, if any.

     15. Amortization schedule, if any.

     16. Wire transfer information, if applicable.

     17. Agent's commission (to be paid in the form of a discount from the proceeds remitted to the Company upon Settlement).

     18. Whether such Certificated Note is issued at an original issue discount ("OID"), and, if so, the total amount of OID, the yield to maturity and the initial accrual period of OID.

     19. Other provisions, if appropriate.

         B. The Company will confirm the above Settlement information to the Trustee by telex or facsimile. If the Company rejects an offer, the Company will promptly notify such Agent by telephone.

         C. The Trustee will assign a Note number to the transaction and will complete the first page of the preprinted 4-ply Note packet, the form of which was previously approved by the Company, the Agents and the Trustee.

         D. The Trustee will deliver the Note (with the attached white confirmation) and the yellow and blue stubs to the Agent. Such Agent will acknowledge receipt of the Note by completing the yellow stub and returning it to the Trustee.

         E. Such Agent will cause to be wire transferred to a bank account designated by the Company immediately available funds in U.S. dollars in the amount of the principal amount of the Note, less the applicable commission or discount, if any.

         F. Such Agent will deliver the Note (with the attached white confirmation) to the purchaser against payment in immediately available funds in the amount of the principal amount of the

Note. Such Agent will deliver to the purchaser a copy of the most recent Prospectus applicable to the Note with or prior to any written offer of Notes, delivery of the Note and the confirmation and payment by the purchaser for the Note.

         G. Such Agent will obtain the acknowledgement of receipt for the Note and Prospectus by the purchaser through the purchaser's completion of the blue stub.

         H. The Trustee will mail the pink stub to the Company's Treasurer.

         SETTLEMENT PROCEDURES TIMETABLE FOR CERTIFICATED NOTES. For offers accepted by the Company, Settlement procedures "A" through "H" set forth above shall be completed on or before the respective times set forth below:

            Settlement
            Procedure      Time (New York)

                A          5:00 PM on date of order

                B          3:00 PM on the Business Day prior to Settlement date

                C-D        12 noon on the Settlement date

                E          2:15 PM on the Settlement date

                F-G        3:00 PM on the Settlement date

                H          5:00 PM on Business Day after the Settlement date
                           Failure

         In the event that a purchaser of a Note shall either fail to accept delivery of or make payment for such Note on the date fixed by the Company for Settlement, such Agent will immediately notify the Trustee and the Company's Treasurer by telephone, confirmed in writing, of such failure and return the Note to the Trustee. Upon the Trustee's receipt of the Note from the Agent, the Company will promptly return to the Agent an amount of immediately available funds in U.S. dollars equal to any amount previously transferred to the Company in respect of the Note pursuant to advances made by the Agent. Such returns will be made on the Settlement date, if possible, and in any event not later than 12 noon (New York City time) on the Business Day following the Settlement date. Upon receipt of the Note in respect of which the default occurred, the Trustee will mark the Note "canceled", make appropriate entries in its records and deliver the Note to the Company with an appropriate debit advice. Such Agent will not be entitled to any commission with respect to any Note which the purchaser does not accept or make payment for.

         REDEMPTION. The Notes will be redeemable (if at all) prior to their Stated Maturity on terms specified in the Prospectus Supplement and the applicable Pricing Supplement.

         MATURITY. Notes will be paid at Maturity on terms specified in the Prospectus Supplement and the applicable Pricing Supplement.

         PROCEDURES FOR ESTABLISHING THE TERMS OF THE NOTES. The Company and the Agents will discuss from time to time the rates to be borne by the Notes that may be sold as a result of the solicitation of offers by the Agents. Once any Agent has recorded any indication of interest in Notes upon certain terms and communicated with the Company, if the Company accepts an offer to purchase Notes upon such terms, the Company will prepare a Pricing Supplement, in the form previously approved by the Agents, reflecting the terms of such Notes and, after approval from such Agent, will arrange to electronically transmit for filing with the SEC under the EDGAR system a copy of such Pricing Supplement (together with the Prospectus, if amended or supplemented) and will supply an appropriate number of copies of the Prospectus, as then amended or supplemented, together with such Pricing Supplement, to the Agent who presented such offer. See "Delivery of Prospectus".

         If the Company decides to post rates and a decision has been reached to change interest rates, the Company will promptly notify each Agent. Each Agent will forthwith suspend solicitation of purchases. At that time, the Agents will recommend and the Company will establish rates to be so "posted". Following establishment of posted rates and prior to the filing described in the following sentence, the Agents may only record indications of interest in purchasing Notes at the posted rates. Once any Agent has recorded any indication of interest in Notes at the posted rates and communicated with the Company, if the Company plans to accept an offer at the posted rate, the Company will prepare a Pricing Supplement reflecting such posted rates and, after approval from the Agents, will arrange to electronically transmit for filing with the SEC under the EDGAR system a copy of such Pricing Supplement (together with the Prospectus if amended or supplemented) and will supply an appropriate number of copies of the Prospectus, as then amended or supplemented, to the Agent who presented such offer. See "Delivery of Prospectus".

         SUSPENSION OF SOLICITATION; AMENDMENT OR SUPPLEMENT. In the event that at the time the Agents, at the direction of the Company, suspend solicitation of offers to purchase from the Company there shall be any orders outstanding which have not been settled, the Company will promptly advise the Agents and the Trustee whether such orders may be settled and whether copies of the Prospectus as theretofore amended and/or supplemented as in effect at the time of the suspension may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

         DELIVERY OF PROSPECTUS. A copy of the Prospectus as most recently amended or supplemented on the date of delivery thereof, together with the applicable Pricing Supplement, must be delivered to a purchaser prior to or simultaneously with the earlier of the delivery of (i) the written confirmation of a sale sent to a purchaser or his agent and (ii) any Note purchased by such purchaser. The Company shall ensure that the applicable Agent receives copies of the Prospectus and each amendment or supplement thereto (including the applicable Pricing Supplement) in such quantities and within such time limits as will enable such Agent to deliver such confirmation or Note to a purchaser as contemplated by these procedures and in compliance with the preceding sentence. Copies of Pricing Supplements should be delivered to:

If to Lehman Brothers Inc.:

         By facsimile delivery to:
         Lehman Brothers Inc.
         c/o ADP Prospectus Services
         536 Broad Hollow Road
         Melville, New York  11747
         Attention:  Mike Ward
         Telephone:  (516) 254-7106
         Facsimile:  (516) 249-7492
         with a copy by hand to:

         Lehman Brothers Inc.
         3 World Financial Center, 9th Floor
         New York, New York  10285-0900
         Attention:  Brunnie Vazquez
         Telephone:  (212) 526-8400

If to Chase Securities Inc.:

         270 Park Ave
         New York, New York 10017
         Attention:  Medium-Term Note Desk
         Telephone:  (212) 834-4421
         Facsimile:  (212) 834-6170

If to Citicorp Securities, Inc.:

         399 Park Avenue
         7th Floor
         New York, New York  10043
         Attention:  Chris Daifotis
                  Capital Markets Group
         Telephone:  (212) 291-3481
         Facsimile:  (212) 291-3910

If to Morgan Stanley & Co. Incorporated:

         1585 Broadway
         2nd Floor
         New York, New York 10036
         Attention:  Medium-Term Note Trading Desk, Carlos Cabrera
         Telephone: (212) 761-2000
         Facsimile: (212) 761-8846

If to NationsBanc Capital Markets, Inc.:

         NC1-007-07-01
         100 N. Tryon Street
         Charlotte, North Carolina  28255
         Attention:  Lynn McConnell,
                     MTN Product Development
         Telephone: (704) 386-6616
         Facsimile: (704) 388-9939

If to Salomon Brothers Inc:

         Seven World Trade Center
         32nd Floor
         New York, New York  10048
         Attention:  Medium Term Note Department
         Telephone:  (212) 783-5897
         Telecopier: (212) 212) 783-2274


         If, since the date of acceptance of a purchaser's offer, the Prospectus shall have been supplemented solely to reflect any sale of Notes on terms different from those agreed to between the Company and such purchaser or a change in posted rates not applicable to such purchaser, such purchaser shall not receive the Prospectus as supplemented by such new supplement, but shall receive the Prospectus as supplemented to reflect the terms of the Notes being purchased by such purchaser and otherwise as most recently amended or supplemented on the date of delivery of the Prospectus. The Trustee will make all such deliveries with respect to all Notes sold directly by the Company.

         AUTHENTICITY OF SIGNATURES. The Company will cause the Trustee to furnish the Agents from time to time with the specimen signatures of each of the Trustee's officers, employees and agents who have been authorized by the Trustee to authenticate Notes, but the Agents will have no obligation or liability to the Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or the Trustee on any Note.

         ADVERTISING COSTS. The Company will determine with the Agents the amount and nature of advertising that may be appropriate in offering the Notes. Advertising expenses incurred with the consent of the Company will be paid by the Company.

                        SPECIAL ADMINISTRATIVE PROCEDURES
                            FOR MULTI-CURRENCY NOTES

     Unless otherwise set forth in an applicable Foreign Currency Amendment, the following procedures and terms shall apply to Multi-Currency Notes in addition to, and to the extent inconsistent therewith in replacement of, the procedures and terms set forth above.

         DENOMINATIONS. The authorized denominations of any Multi-Currency Note will be the amount of the Specified Currency for such Multi-Currency Note equivalent, at the noon buying rate in the City of New York for cable transfers for such Specified Currency (the "Market Exchange Rate") on the first Business Day in the City of New York and the country issuing such currency (or in the case of ECUs, Brussels) next preceding the date on which the Company accepts the offer to purchase such Multi-Currency Note, to U.S.$1,000 (rounded down to an integral multiple of 1,000 units of such Specified Currency) and any greater amount that is an integral multiple of 1,000 units of such Specified Currency.

         CURRENCIES. Unless otherwise indicated in the applicable Pricing Supplement, purchasers are to pay for Multi-Currency Notes in the Specified Currency in immediately available funds. At the present time there are limited facilities in the United States for converting U.S. dollars into the Specified Currencies and vice versa, and banks do not offer non-U.S. dollar checking or savings account facilities in the United States. However, if requested by a prospective purchaser of a Multi-Currency Note on or prior to the fifth Business Day preceding the date of delivery of the Multi-Currency Note, or by such other day as determined by the Agent who presented such offer to purchase the Multi-Currency Note to the Company, such Agent is prepared to arrange for the conversion of U.S. dollars into the applicable Specified Currency to enable such purchaser to pay for the Multi-Currency Notes. Each such conversion will be made by the Agent on such terms and subject to such conditions, limitations and charges as the agent may from time to time establish in accordance with its regular foreign exchange practices. All costs of exchange will be borne by the purchasers of the Multi-Currency Notes.

         Specific information about the foreign currency or currency unit in which a particular Multi-Currency Note is denominated, including historical exchange rates and a description of the currency and any exchange controls, will be set forth in the applicable Pricing Supplement.

         PAYMENT OF PRINCIPAL AND INTEREST. Unless otherwise specified in the applicable Pricing Supplement, payments of interest and principal (and premium, if any) with respect to any Multi-Currency Note will be made by wire transfer to such account with a bank located in the country issuing the Specified Currency (or, with respect to Multi-Currency Notes denominated in ECUs, Brussels) or other jurisdiction acceptable to the Company and the Trustee as shall have been designated at least 15 days prior to the Interest Payment Date or Maturity, as the case may be, by the Holder of such Multi-Currency Note on the relevant Regular Record Date or at Maturity, provided that, in the case of payment of principal of (and premium, if any) and any interest due at Maturity, the Multi-Currency Note is presented to the Paying Agent in time for the Payment Agent to make such payments in such funds in accordance with its normal procedures. Such designation shall be made by filing the appropriate information with the Trustee at its Corporate Trust Office, and, unless revoked, any such designation made with respect to any Multi-Currency Note by a Holder will remain in effect with respect to any further payments with respect to such Multi-Currency Note payable to such Holder. If a payment with respect to any such Multi-Currency Note cannot be made by wire transfer because the required designation has not been received by the Trustee on or before the requisite date or for any other reason, a notice will be mailed to the Holder at its registered address requesting a designation pursuant to which such wire transfer can be made and, upon the Trustee's receipt of such a designation, such payment will be made within 15 days of such receipt. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but any tax, assessment or governmental charge imposed upon payments will be borne by the Holders of the Multi-Currency Notes in respect of which such payments are made.

         If so specified in the applicable Pricing Supplement, except as provided below, payments of interest and principal (and premium, if any) with respect to any Multi-Currency Note will be made in U.S. dollars if the Holder of such Multi-Currency Note on the relevant Regular Record Date or at Maturity, as the case may be, has transmitted a written request for such payment in U.S. dollars to the Paying Agent at its principal office on or prior to such Regular Record Date or the date 15 days prior to Maturity, as the case may be. Such request may be delivered by mail, by hand or by cable, telex or any other form of facsimile transmission.

         Any such request made with respect to any Multi-Currency Note by a Holder will remain in effect with respect to any further payments of interest and principal (and premium, if any) with respect to such Multi-Currency Note payable to such Holder, unless such request is revoked by written notice received by the Paying Agent on or prior to the relevant Regular Record Date or the date 15 days prior to Maturity, as the case may be (but no such revocation may be made with respect to payments made on any such Multi-Currency Note if an Event of Default has occurred with respect thereto or upon the giving of a notice of redemption). Holders of Multi-Currency Notes whose Multi-Currency Notes are registered in the name of a broker or nominee should contact such broker or nominee to determine whether and how an election to receive payments in U.S. dollars may be made.

         The U.S. dollar amount to be received by a Holder of a Multi-Currency Note who elects to receive payments in U.S. dollars will be based on the highest indicated bid quotation for the purchase of U.S. dollars in exchange for the Specified Currency obtained by the Currency Determination Agent (as defined below) at approximately 11:00 A.M., New York City time, on the second Business Day next preceding the applicable payment date (the "Conversion Date") from the bank composite or multi-contributor pages of the Quoting Source for three (or two if three are not available) major banks in The City of New York. The first three (or two) such banks selected by the Currency Determination Agent which are offering quotes on the quoting Source will be used. If fewer than two such bid quotations are available at 11:00 A.M., New York City time, on the second Business Day next preceding the applicable payment date, such payment will be based on the Market Exchange Rate as of the second Business Day next preceding the applicable payment date. If the Market Exchange Rate for such date is not then available, such payment will be made in the Specified Currency. As used herein, the "Quoting Source" means Reuters Monitor Foreign Exchange Service, or if the Currency Determination Agent determines that such service is not available, Telerate Monitor Foreign Exchange Service, or if the Currency Determination Agent determines that neither service is available, such comparable display or other comparable manner of obtaining quotations as shall be agreed between the Company and the Currency Determination Agent. All currency exchange costs associated with any payment in U.S. dollars on any such Multi-Currency Note will be borne by the Holder thereof by deductions from such payment. The currency determination agent (the "Currency Determination Agent") with respect to any Multi-Currency Notes will be specified in the applicable Pricing Supplement for such Multi-Currency Notes. If payment in respect of a Multi-Currency Note is required to be made in any currency unit (e.g. ECUs) and such currency unit is unavailable, in the good faith judgment of the Company, due to the imposition of exchange controls or other circumstances beyond the Company's control, then all payments in respect of such Multi-Currency Note shall be made in U.S. dollars until such currency unit is again available. The amount of each payment of U.S. dollars shall be computed on the basis of the equivalent of the currency unit in U.S. dollars, which shall be determined by the Currency Determination Agent on the following basis. The component currencies of the currency unit for this purpose (the "Component Currencies") shall be the currency amounts that were components of the currency unit as of the Conversion Date. The equivalent of the currency unit in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Component Currencies. The U.S. dollar equivalent of each of the Component Currencies shall be determined by the Currency Determination Agent on the basis of the Market Exchange Rate for each such Component Currency as of the Conversion Date. "Market Exchange Rate" means the noon buying rate in The City of New York for cable transfers of such Specified Currency as certified for customs purposes by the Federal Reserve Bank of New York.

         If the official unit of any Component Currency is altered by way of combination or subdivision, the number of units of that currency as a Component Currency shall be divided or multiplied in the same proportion. If two or more Component Currencies are consolidated into a single currency, the amounts of those currencies as Component Currencies shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated Component Currencies expressed in such single currency. If any Component Currency is divided into two or more currencies, the amount of the original Component Currency shall be replaced by the amounts of such two or more currencies, the sum of which shall be equal to the amount of the original Component Currency.

         All determinations referred to above made by the Currency Determination Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on Holders of Multi-Currency Notes.

         OUTSTANDING MULTI-CURRENCY NOTES. For purposes of calculating the principal amount of any Multi-Currency Note for any purpose under the Indenture, the principal amount of such Multi-Currency Note at any time outstanding shall be deemed to be the U.S. dollar equivalent at the Market Exchange Rate, determined as of the date of the original issuance of such Multi-Currency Note, of the principal amount of such Multi-Currency Note.

         DETAILS FOR SETTLEMENT OF MULTI-CURRENCY NOTES. In addition to the Settlement information specified in "Settlement Procedures" above, the Agents shall communicate to the Company in the manner set forth in "Settlement Procedures" the following information:

     1.  Specified Currency.

     2.  Denominations.

     3. Wire transfer and overseas bank account information (if holder has elected payment in a Specified Currency).


         ADDITIONAL OBLIGATIONS OF THE COMPANY AND THE AGENTS.

         (a) The Company or its designated agent shall submit such reports or information as may be required from time to time by applicable law, regulations and guidelines promulgated by Japanese governmental and regulatory authorities in respect of the issue and purchase of Notes denominated in Japanese Yen.

         (b) The Company acknowledges that the terms of Notes denominated in Japanese Yen that will be issued will be limited to those which have been recognized by Japanese authorities.

         (c) Each Agent represents to and agrees with the Company that it will not offer or sell any Note directly or indirectly in Japan or to residents of Japan or for the benefit of any Japanese person (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan) or to others for reoffering or resale directly or indirectly in Japan or to any Japanese person during the period of 90 days from the issue date of such Note (which Note is denominated in Japanese
Yen) or 180 days from the issue date of the Note (which Note is a Dual Currency Note, Reverse Dual Currency Note or Optional Dual Currency Note) and that thereafter it will not do so, except under circumstances which will result in compliance with any applicable laws, regulations and ministerial guidelines of Japan taken as a whole. Furthermore, in connection with the issuance of Notes denominated in Japanese Yen, the Company and you each agree to comply with all applicable laws, regulations and guidelines as amended from time to time of the Japanese governmental and regulatory authorities.

                        SPECIAL ADMINISTRATIVE PROCEDURES
                              FOR BOOK-ENTRY NOTES

         Each Note will be represented by either a Global Security (as defined hereinafter) delivered to the Trustee, as agent for the Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or a certificate delivered to the Holder thereof or a Person designated by such Holder (a "Certificated Note"). An owner of a Book-Entry Note will not be entitled to receive a certificate representing such Note. In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and the Trustee to DTC and a Medium-Term Note Certificate Agreement between the Trustee and DTC, dated as of May 26, 1989, and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS"). Except as otherwise set forth in this Exhibit B, Book-Entry Notes will be issued in accordance with the administrative procedures set forth below.

         ISSUANCE. On any date of settlement (as defined under "Settlement" below) for one or more Fixed Rate Book-Entry Notes, the Company will issue a single Global Security in fully registered form without coupons (a "Global Security") representing all of such Notes that have the same Original Issue Date, interest rate and Stated Maturity. Similarly, on any settlement date for one or more Floating Rate Book-Entry Notes, the Company will issue a single Global Security representing all of such Notes that have the same Original Issue Date, Interest Rate Basis, Initial Interest Rate, Interest Payment Period, Interest Payment Dates, Index Maturity, Spread or Spread Multiplier, if any, minimum interest rate (if any), maximum interest rate (if any), redemption provisions, if any, and Stated Maturity. No Global Security will represent (i) both Fixed Rate and Floating Rate Book-Entry Notes or (ii) any Certificated Note or (iii) any Multi-Currency or Indexed Note.

         IDENTIFICATION NUMBERS. The Company will arrange, on or prior to commencement of a program for the offering of Book-Entry Notes, with the CUSIP Service Bureau of Standard & Poor's Ratings Group (the "CUSIP Service Bureau") for the reservation of a series of CUSIP numbers (including tranche numbers), consisting of approximately 900 CUSIP numbers and relating to Global Securities representing the Book-Entry Notes. The Trustee has or will obtain from the CUSIP Service Bureau a written list of such series of reserved CUSIP numbers and will deliver to the Company and DTC such written list of 900 CUSIP numbers of such series. The Trustee will assign CUSIP numbers to Global Securities as described below under Settlement Procedure "B". DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Trustee has assigned to Global Securities. The Trustee will notify the Company at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Global Securities, and if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Global Securities representing Book-Entry Notes. Upon obtaining such additional CUSIP numbers the Trustee shall deliver such additional CUSIP numbers to the Company and DTC.

         REGISTRATION. Each Global Security will be registered in the name of Cede & Co., as nominee for DTC, on the Security Register maintained under the Indenture. The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Note, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Note in the account of such Participants. The ownership interest of such beneficial owner in such Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

         TRANSFERS. Transfers of a Book-Entry Note will be accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

         CONSOLIDATION AND EXCHANGE. The Trustee may deliver to DTC and the CUSIP Service Bureau at any time a written notice of consolidation specifying
(i) the CUSIP numbers of two or more Outstanding Global Securities that represent (A) Fixed Rate Book-Entry Notes having the same Original Issue Date, interest rate and Stated Maturity and with respect to which interest has been paid to the same date or (B) Floating Rate Book-Entry Notes having the same Interest Rate Basis, Original Issue Date, Initial Interest Rate, Interest Payment Dates, Index Maturity, Spread or Spread Multiplier, if any, minimum interest rate (if any), maximum interest rate (if any), redemption provisions, if any, and Stated Maturity and with respect to which interest has been paid to the same date, (ii) a date, occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest Payment Date for such Book-Entry Notes, on which such Global Securities shall be exchanged for a single replacement Global Security and (iii) a CUSIP number, obtained from the Company, to be assigned to such replacement Global Security. Upon receipt of such a notice, DTC will send to its participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Securities to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Securities for a single Global Security bearing the new CUSIP number, and the CUSIP numbers of the exchanged Global Securities will, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. Notwithstanding the foregoing, if the Global Securities to be exchanged exceed the maximum principal amount specified by DTC, one Global Security will be authenticated and issued to represent such maximum principal amount of the exchanged Global Securities and an additional Global Security will be authenticated and issued to represent any remaining principal amount of such Global Securities. See "Denominations".

         DENOMINATIONS. Unless otherwise specified in the Prospectus Supplement or the applicable Pricing Supplement, Book-Entry Notes will be issued in principal amounts of $1,000 or any integral multiple thereof.

         INTEREST. Interest on each Book-Entry Note will accrue and be payable on terms specified in the Prospectus Supplement and the applicable Pricing Supplement. Standard & Poor's Ratings Group will use the information received in the pending deposit message described under Settlement Procedure "C", below in order to include the amount of any interest payable and certain other information regarding the related Global Security in the appropriate weekly bond report published by Standard & Poor's Ratings Group. Promptly after each Interest Determination Date for Floating Rate Notes, the Company will notify the Trustee, and the Trustee in turn will notify Standard & Poor's Ratings Group, of the interest rates determined on such Interest Determination Date.

         PAYMENTS OF PRINCIPAL AND INTEREST.

         Payments of Interest Only. Promptly after each Regular Record Date, the Trustee will deliver to the Company and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Global Security on the following Interest Payment Date (other than an Interest Payment

Date coinciding with Maturity) and the total of such amounts. DTC will confirm the amount payable on each Global Security on such Interest Payment Date by reference to the daily bond reports published by Standard & Poor's Ratings Group. The Company will pay to the Trustee, as paying agent, the total amount of interest due on such Interest Payment Date (other than at Maturity), and the Trustee will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment".

         Payments at Maturity. On or about the first Business Day of each month, the Trustee will deliver to the Company and DTC a written list of principal and interest to be paid on each Global Security maturing in the following month. The Company, the Trustee and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Security on or about the fifth Business Day preceding the Maturity of such Global Security. The Company will pay to the Trustee, as the paying agent, the principal amount of such Global Security, together with interest due at such Maturity. The Trustee will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment".

         Manner of Payment. The total amount of any principal and interest due on Global Securities on any Interest Payment Date or at Maturity shall be paid by the Company to the Trustee in funds available for use by the Trustee as of 9:30 A.M. (New York City time) on such date. The Company will make such payment on such Global Securities by instructing the Trustee to withdraw funds from an account maintained by the Company at the Trustee. The Company will confirm such instructions in writing to the Trustee. For maturity, redemption or any other principal payments: prior to 10 A.M. (New York City time) on such date or as soon as possible thereafter, the Trustee will make such payments to DTC in same day funds in accordance with DTC's Same Day Funds Settlement Paying Agent Operating Procedures. For interest payments: the Trustee will make such payments to DTC in accordance with existing arrangements between DTC and the Trustee. DTC will allocate such payments to its participants in accordance with its existing operating procedures. Neither the Company (either as issuer or as Paying Agent) nor the Trustee shall have any direct responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-Entry Notes.

         Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

         SETTLEMENT PROCEDURES. Settlement Procedures with regard to each Book-Entry Note which will be registered in the name of the nominee of DTC (unless otherwise indicated in the applicable Pricing Supplement, "Cede & Co.") sold by the Company through an Agent, as agent, shall be as follows:

         A. Such Agent will advise the Company by telex or facsimile of the following settlement information:

     1. Principal amount of the Note (and, if multiple Notes are to be issued, denominations thereof).

     2.  Settlement date (Original Issue Date).

     3.  Stated Maturity.

     4.  Issue Price.

     5.  Trade Date.

     6. Specified Currency and whether the option to elect payments in a Specified Currency applies and if the Specified Currency is not U.S. Dollars, the authorized denominations.

     7.  Interest rate:

         (a)      Fixed Rate Notes:
                    i)     interest rate
                   ii)     overdue rate, if any

         (b)      Floating Rate Notes:

                    i)     Interest Rate Basis (e.g., Commercial Paper Rate)
                   ii)     Initial Interest Rate
                  iii)     Spread or Spread Multiplier, if any
                   iv) Interest Reset Dates, Interest Reset Period and Interest Determination Dates
                    v)     Index Maturity
                   vi)     maximum and minimum interest rates, if any
                  vii)     overdue rate, if any

         (c)      Currency Indexed Notes:

                  The applicable terms thereof

     8.  Interest Payment Date(s) and Regular Record Dates.

     9. Optional Interest Reset Dates, if any, and Subsequent Interest Periods, if any.

     10. Extension Periods, if any, and Final Maturity Dates, if any.

     11. The date on or after which the Notes are redeemable at the option of the Company or repurchasable by the Company at the option of the holder, and additional redemption or repurchase provisions, if any.

     12. Amortization schedule, if any.

     13. Wire transfer information, if applicable.

     14. Agents Commission (to be paid in the form of a discount from the proceeds remitted to the Company upon Settlement).

     15. Whether such Book-Entry Note is issued at an original issue discount ("OID"), and, if so, the total amount of OID, the yield to maturity and the initial accrual period of OID.

         B. The Company will advise the Trustee by electronic transmission of the information set forth in Settlement Procedure "A" above and the name of such Agent. Each such communication by the Company shall constitute a representation and warranty by the Company to the Trustee and each Agent that (i) such Note is then, and at the time of issuance and sale thereof will be, duly authorized for issuance and sale by the Company, (ii) such Note, and the Global Security representing such Note, will conform with the terms of the Indenture and (iii) upon authentication and delivery of such Global Security, the aggregate initial offering price of all Notes issued under the Indenture will not exceed the maximum aggregate amount then authorized (except for Book-Entry Notes represented by Global Securities authenticated and delivered in exchange for or in lieu of Global Securities pursuant to the Indenture and except for Certificated Notes authenticated and delivered upon registration of transfer of, in exchange for, or in lieu of Certificated Notes pursuant to any such Section).

         C. The Trustee will assign a CUSIP number to the Global Security representing such Note and enter a pending deposit message through DTC's Participant Terminal System, providing the following settlement information to DTC, such Agent and Standard & Poor's Ratings Group:

     1.  The applicable information set forth in Settlement Procedure "A".

     2. Identification as a Fixed Rate Book-Entry Note or a Floating Rate Book-Entry Note.

     3. Initial Interest Payment Date for such Note, number of days by which such date succeeds the related "DTC Regular Record Date" (which term means the Regular Record Date except in the case of floating rate notes which reset daily or weekly in which case it means the date 5 calendar days immediately preceding the Interest Payment Date) and amount of interest payable on such Interest Payment Date per $1,000 of principal amount of such Note.

     4. Frequency of interest payments (monthly, semiannually, quarterly, etc.).

     5.  CUSIP number of the Global Security representing such Note.

     6. Whether such Global Security will represent any other Book-Entry Note (to the extent known at such time).

         D. Such Agent will deliver to the purchaser a copy of the most recent Prospectus applicable to the Note with or prior to any written offer of Notes and the confirmation and payment by the purchaser of the Note.

         Such Agent will confirm the purchase of such Note to the purchaser either by transmitting to the Participants with respect to such Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.

         E. The Trustee, as Trustee, will complete and authenticate the note certificate evidencing the Global Security representing such Book-Entry Note.

         F. DTC will credit such Note to the Trustee's participant account at DTC.

         G. The Trustee will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC to (i) debit such Note to the Trustee's participant account and credit such Note to such Agent's participant account and (ii) debit such Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Note less such Agent's commission. The entry of such a deliver order shall constitute a representation and warranty by the Trustee to DTC that (x) the Global Security representing such Book-Entry Note has been issued and authenticated and (y) the Trustee is holding such Global Security pursuant to the Medium-Term Note Certificate Agreement between the Trustee and DTC (the "Certificate Agreement").

         H. Such Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Note to such Agent's participant account and credit such Note to the participant accounts of the Participants with respect to such Note and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Note.

         I. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "G" and "H" will be settled in accordance with SDFS operating procedures in effect on the Settlement date.

         J. The Trustee will credit to an account of the Company maintained at the Trustee funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure "G".

         SETTLEMENT PROCEDURES TIMETABLE. For orders of Book-Entry Notes solicited by an Agent, as agent, and accepted by the Company for settlement, Settlement Procedures "A" through "J" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

            Settlement
            Procedure        Time

                A            11:00 A.M. on the sale date
                B            12 Noon on the sale date
                C            2:00 P.M. on the sale date
                D            Day after sale date
                E            3:00 P.M. on day before Settlement date
                F            10:00 A.M. on Settlement date
                G-H          2:00 P.M. on Settlement date
                I            4:45 P.M. on Settlement date
                J            5:00 P.M. on Settlement date

         If a sale is to be settled more than one Business Day after the sale date, Settlement Procedures "A", "B" and "C" shall be completed as soon as practicable but no later than 11:00 A.M., 12 Noon and 2:00 P.M., as the case may be, on the first Business Day after the sale date. If the initial interest rate for a Floating Rate Book-Entry Note has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 12:00 Noon and 2:00 P.M., respectively, on the second Business Day before the Settlement date. Settlement Procedure "J" is subject to extension in accordance with any extension of Fed wire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement date. If Settlement of a Book-Entry Note is rescheduled or canceled, the Trustee will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 P.M. on the Business Day immediately preceding the scheduled Settlement date.

         FAILURE TO SETTLE. If the Trustee has not entered an SDFS deliver order with respect to a Book-Entry Note pursuant to Settlement Procedure "G", then, upon written request (which may be effected by facsimile transmission) of the Company, the Trustee shall deliver to DTC, through DTC's Participant Terminal System, as soon as practicable but no later than 2:00 P.M. on any Business Day, a withdrawal message instructing DTC to debit such Note to the Trustee's participant account. DTC will process the withdrawal message, provided that the Trustee's participant account contains a principal amount of the Global Security representing such Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Notes represented by a Global Security, the Trustee will mark such Global Security "canceled", make appropriate entries in the Trustee's records and send such canceled Global Security to the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Security, the Trustee will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Note or Notes and shall be canceled immediately after issuance and the other of which shall represent the other Book-Entry Notes previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security. If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a Person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Agent for such Note may enter SDFS deliver orders through DTC's Participant Terminal System debiting such Book-Entry Note free to such Agent's participant account and crediting such Book-Entry Note free to the participant account of the Trustee and shall notify the Trustee and the Company thereof. Thereafter, the Trustee (i) will immediately notify the Company, once the Trustee has confirmed that such Book-Entry Note has been credited to its participant account, and the Company shall immediately transfer by Fed wire (immediately available funds) to such Agent an amount equal to the amount with respect to such Book-Entry Note which was previously sent by wire transfer to the account of the Company in accordance with Settlement Procedure "J", and (ii) the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph. Such debits and credits will be made on the Settlement date, if possible, and in any event not later than 5:00 P.M. on the following Business Day. If such failure shall have occurred for any reason other than a default by the Agent in the performance of its obligations hereunder and under the Distribution Agreement, then the Company will reimburse the Agent on an equitable basis for the loss of the use of the funds during the period when they were credited to the account of the Company. Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedure "E", for the authentication and issuance of a Global Security representing the other Book-Entry Notes to have been represented by such Global Security and will make appropriate entries in its records.

         TRUSTEE NOT TO RISK FUNDS. Nothing herein shall be deemed to require the Trustee to risk or expend its own funds in connection with any payment to the Company, DTC, the Agents, or the purchaser, it being understood by all parties that payments made by the Trustee to the Company, DTC, the Agents, or the purchaser shall be made only to such extent that funds are provided to the Trustee for such purpose. Similarly, nothing herein shall alter any duty, or limit or diminish any right or immunity, of the Trustee under the Indenture.

                                                                       Exhibit C

                                     AMERCO
                                MEDIUM-TERM NOTES

                           FORM OF PURCHASE AGREEMENT

                                               [date]

AMERCO
1325 Airmotive Way
Suite 100
Reno, Nevada  89502

Attention:  Treasurer

         The undersigned agrees to purchase the following principal amount of the Notes described in the Distribution Agreement dated September 10, 1996 (as it may be supplemented or amended from time to time, the "Distribution Agreement"):

Principal Amount:                   [$]__________________________
Specified Currency:                 _____________________________
Indexed Currency:                   _____________________________
Interest Rate:                      ________%
Discount:                           ________% of Principal Amount
Aggregate Price to be paid
to Company (in immediately
available funds):                   [$]__________________________
Settlement Date:                    _____________________________
Other Terms:                        _____________________________


         In the case of Notes issued in a foreign currency or currency unit, unless otherwise specified below, settlement and payments of principal and interest will be in U.S. dollars based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers selected by the Exchange Rate Agent and approved by the Company (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date in the aggregate amount of the Specified Currency payable to all holders of Notes denominated in such Specified Currency electing to receive U.S. dollar payments and at which the applicable dealer commits to execute a contract. If such bid quotations are not available, payments will be made in the Specified Currency.

         Our obligation to purchase Notes hereunder is subject to the continued accuracy of your representations and warranties contained in the Distribution Agreement and to your performance and observance of all applicable covenants and agreements contained therein, including, without limitation, your obligations pursuant to Section 6 and Section 7 thereof. [Include any other mutually agreed closing conditions.]

         In further consideration of our agreement hereunder, you agree that between the date hereof and the above Settlement date, you will not offer or sell, or enter into any agreement to sell, any debt securities of the Company, other than borrowings under your revolving credit agreements and lines of credit, the private placement of securities and issuances of your commercial paper; provided, however, that the foregoing covenant shall not apply to any sale and leaseback financing with respect to rental trucks, trailers and related equipment used by the Company in its operations.

         We may terminate this Agreement, in our absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Securities, if prior to that time there shall have occurred any of the events or changes set forth in Sections 5(j), 5(k) or 5(l) of the Distribution Agreement, the effect of which, in any such case described in such Section 5(j) or 5(k), is, in the judgment of the Agents, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Notes on the terms and in the manner contemplated in the Prospectus.

         This Agreement shall be governed by and construed in accordance with the laws of New York.


                                                     [Insert name of Agent(s)]


                                                     By ________________________
                                                        Title:


Accepted:

AMERCO


By _________________________
    Title:

                                                                       Exhibit D

                                     AMERCO
                                MEDIUM-TERM NOTES

[FOREIGN CURRENCY] [INDEXED NOTE]
AMENDMENT NO. ___
TO DISTRIBUTION AGREEMENT,
DATED SEPTEMBER 10, 1996, AS AMENDED

[Insert Title of Foreign Currency and,
in the case of Indexed Notes, the Indexed Basis]

         The undersigned hereby agree that for the purposes of the issue and sale of Notes denominated in [title of currency or currency unit] (the "Specified Currency") [and indexed to [title of index basis] (the "Index Basis")] pursuant to the Distribution Agreement, dated September 10, 1996 as it may be amended (the "Distribution Agreement"), the following additions and modifications shall be made to the Distribution Agreement. The additions and modifications adopted hereby shall be of the same effect for the sale under the Distribution Agreement of all Notes denominated in the Specified Currency [and indexed to the Index Basis], whether offered on an agency or principal basis, but shall be of no effect with respect to Notes denominated in any currency or currency unit other than the Specified Currency.

         Except as otherwise expressly provided herein, all terms used herein which are defined in the Distribution Agreement shall have the same meanings as in the Distribution Agreement. The term[s] Agent [or Agents], as used in the Distribution Agreement, shall be deemed to refer [only] to the undersigned Agent[s] for purposes of this Amendment.

         [Insert appropriate additions and modifications to the Distribution Agreement, for example, to opinions of counsel, conditions to obligations and settlement procedures, etc.]

[date]

                              AMERCO

                              By _______________________________________________
                                 Name:
                                 Title:

                              [Name(s) of Agent(s) participating in the offering of Notes in the Specified Currency]

                              By _______________________________________________
                                 Name:
                                 Title:

                                      D-1